INCOME TAXES	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
NOTE 8 - INCOME TAXES

Net losses from continuing operations before income taxes for the years ended December 31, 2014 and 2013 were approximately $3,964,365 and $2,344,263, respectively.

The components of the provision for income taxes include:

	2014	2013
Current Federal and State	$59,000	$55,000
Deferred: Federal and State	143,000	178,000
Total (benefit) provision for income taxes	$202,000	$233,000

A reconciliation of the statutory U.S. Federal income tax rate to the Company’s effective income tax rate is as follows:

	2014	2013
U.S. Federal Statutory rate	34.0%	34.0%
State and local taxes, net of Federal benefit	0.0	(0.2)
Other	(8.1)	1.8
Change in valuation allowance	(30.1)	(45.6)
Effective income tax rate	(4.3)%	(10.0)%

Deferred income taxes reflect the net tax effect of temporary differences between amounts recorded for financial reporting purposes and amounts used for tax purposes. The major components of deferred tax assets and liabilities are as follows:

	2014	2013
Deferred tax assets
Inventory	$235,000	176,000
Accrued liabilities	380,000	157,000
Net operating loss carryforwards	2,193,000	777,000
Total deferred income tax assets	2,808,000	1,110,000
Valuation allowance	(2,485,000)	(1,068,000)
Net deferred tax assets	$323,000	42,000

Deferred tax liabilities
Property and Equipment	$324,000	42,000
Goodwill and Intangible assets	321,000	178,000
Total deferred tax liabilities	645,000	220,000

Total net deferred income tax liabilities	$(322,000)	(178,000)

The net deferred income tax liability of $322,000 as of December 31, 2013 consists of the current asset of $71,000 and non-current liability of $393,000.

For the year ended December 31, 2104 there was a deferred tax liability associates with excess book over tax goodwill. As goodwill is considered to be an indefinite lived intangible, this associated deferred tax liability is not allowed to be netted with other deferred tax assets in determining the need for a valuation allowance. This resulted in an overall net deferred tax liability after applying the valuation allowance.

The Company has incurred net losses for financial reporting purposes. A valuation allowance is required to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. During the twelve month period ended December 31, 2013, the Company concluded that the likelihood of realization of the benefits associated with its deferred tax assets does not reach the level of more likely than not. As a result, the Company recognized full valuation allowance on all deferred tax assets as of at December 31, 2014.

At December 31, 2013 a net operating loss (“NOL”) carryforward for a federal income tax purposes is $6,394,000. The Federal NOL’s will begin to expire in 2033.

We have no recorded uncertain tax positions therefore there would be no impact to the effective tax rate. The Company includes interest and penalties accrued in the consolidated financial statements as a component of the interest expense. No significant amounts were required to be recorded as of December 31, 2014. The tax years ended December 31, 2011 through December 31, 2014 are considered to be open under statute and therefore may be subject to examination by the Internal Revenue Service and various state jurisdictions.